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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  DECEMBER 21, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 21, 2005, BKF Capital Group, Inc. (the "Company") and John A. Levin ("JAL") entered into the First Amendment (the "Amendment") to the Transition/Separation Agreement (the "Agreement") dated August 22, 2005 by and between the Company and JAL, and filed as Exhibit 10.1 to the Form 8-K of the Company filed on August 24, 2005. The Amendment formalizes the arrangements pursuant to which JAL and certain employees have been allowed to continue with the Company through December 31, 2005.

         The Amendment provides that, following September 28, 2005 (the "Resignation Date"), JAL will remain as an employee of the Company through December 31, 2005, serving as senior portfolio manager and as a securities analyst at the Company with respect to the accounts of the Company that JAL is authorized to solicit pursuant to the Agreement (the period from the Resignation Date through December 31, 2005 being referred to herein as the "Extension Period"). JAL will not receive any bonus compensation in respect of 2005, but will continue to be paid base salary at a reduced rate of $200,000 per annum for the period commencing October 16, 2005 and ending on the expiration of the Extension Period. JAL forfeited all unvested or undelivered equity awards as of September 30, 2005 notwithstanding any terms of such awards or the plans under which such awards were made to the contrary. Certain employees of the Company as identified in Agreement (collectively, "JAL Employees") will continue to receive base salaries from the Company during the Extension Period at their current rate of pay. The Company will also establish a bonus pool for the JAL Employees that will be administered in the manner described in the Amendment.

         In addition, the Company and JAL have agreed that the Consulting Period will terminate effective as of the close of business on December 31, 2005 and that the arrangement relating to office space and services provided by the Company to JAL shall terminate as of March 31, 2006 or such earlier date as the Company and JAL shall agree in writing.

          The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
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10.1              First Amendment to Transition/Separation Agreement,
                  dated December 21, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 28, 2005

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
                                         ---------------------------
                                     Name:  Norris Nissim
                                     Title: Senior Vice President,
                                            General Counsel and Secretary



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                              INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
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10.1              First Amendment to Transition/Separation Agreement,
                  dated December 21, 2005.